406 *PA2

                       SUPPLEMENT DATED DECEMBER 18, 1998
                              TO THE PROSPECTUS OF
                   TEMPLETON GLOBAL BOND FUND - ADVISOR CLASS
                              dated January 1, 1998

The prospectus is amended as follows:

I. The section "Who Manages the Fund? - Portfolio Management" is revised as follows:

  (a) The Fund's lead portfolio manager since November 1998 is Neil S. Devlin;
  (b) Thomas J. Dickson and Dr. Umran Demirors have secondary portfolio management responsibilities for the Fund;
  (c) and the following is added to the end of the second paragraph:

     Dr. Demirors is a vice president of Templeton Global Bond Managers, a division of Investment Counsel. Dr. Demirors holds a Ph.D. and an MA in economics from New York University, and a BA in economics from Bursa Academy of Economics and Business Administration in Turkey. Prior to joining the Templeton organization in 1996, Dr. Demirors was a principal and portfolio manager for Socimer Advisory Inc. in New York. Before joining Socimer Advisory Inc., Dr. Demirors was the head of research and strategy at Vestcor Partners Group in Miami. Currently, Dr. Demirors co-directs the fixed income process and manages several emerging markets fixed income portfolios.

II. The section "Opening Your Account," found under "How Do I Buy Shares?", is replaced in its entirety with the following:

  OPENING YOUR ACCOUNT

  Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund. To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.
2. Determine how much you would like to invest. The Fund's minimum investments are:

     /bullet/ To open your account:          $5,000,000
     /bullet/ To add to your account:        $       25

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


PAGE

4. Make your investment using the table below.

  Method                      Steps to Follow
-------------------------------------------------------------------------------
  BY MAIL                     For an initial investment:
                                 Return the application to the Fund with your
                                 check made payable to the Fund.
                              For additional investments:
                                 Send a check made payable to the Fund. Please include your account number on the check.
-------------------------------------------------------------------------------
  BY WIRE                     1. Call Shareholder Services or, if that number
                                 is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.
                              2. For an initial investment you must also return
                                 your signed shareholder application to the Fund.

                              IMPORTANT DEADLINES: If we receive your call
                              before 1:00 p.m.  Pacific  time and the bank
                              receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
-------------------------------------------------------------------------------
 THROUGH YOUR DEALER         Call your investment representative

-------------------------------------------------------------------------------

  MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement
2. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client
3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement
4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement
5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds

                                       2
PAGE


No minimum initial investment requirement applies to purchases by:

1. Accounts  managed by the Franklin Templeton Group
2. The Franklin Templeton Profit Sharing 401(k) Plan
3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more
4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion
5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

   /bullet/ Was formed at least six months ago, /bullet/ Has a purpose other than buying Fund shares at a discount, /bullet/ Has more than 10 members, /bullet/ Can arrange for meetings between our representatives and group members,
   /bullet/ Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

   /bullet/ Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

III. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions": o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. Distribution option 3 in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

V. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN

  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.

                                       3


PAGE

VI. The second sentence in the section "Services to Help You Manage Your Account
- Automatic Investment Plan" is replaced with the following:

  Under the plan, you can have money transferred automatically from your checking or savings account to the Fund each month to buy additional shares.

VII. The second paragraph under "Services to Help You Manage Your Account - Systematic Withdrawal Plan" is replaced with the following:

  If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

VIII. The following new section is added after the section "Services to Help You Manage Your Account - Systematic Withdrawal Plan":

 ELECTRONIC FUND TRANSFERS

  You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

IX. The last sentence in the section "Services to Help You Manage Your Account - TeleFACTS(R)" is replaced with the following:

  The Fund's code number is 616.

X. The following paragraphs are added to the section "What Are the Fund's Potential Risks?":

  On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which a fund may hold in its portfolio, and their impact on the value of fund shares. To the extent the Fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar. Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the investment manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

               Please keep this supplement for future reference.

                                        4